                                  SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            Northway Financial, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
    [X] No fee required

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0- 11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
    (5) Total Fee Paid:
--------------------------------------------------------------------------------
    [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------
    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount previously paid:
--------------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
    (3) Filing Party:
--------------------------------------------------------------------------------
    (4) Date Filed:
--------------------------------------------------------------------------------

[logo]
 NORTHWAY
---------
FINANCIAL
                           NORTHWAY FINANCIAL, INC.


                                                                  April 14, 2003

Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders of Northway Financial, Inc., to be held on Tuesday, May 27, 2003 at 2:00 p.m. at The Town and Country Motor Inn, Route 2, Shelburne, New Hampshire 03581.

         At the annual meeting you will be asked to consider and act upon the following:

         (1) to elect four (4) class III directors to serve until the 2006 Annual Meeting of Stockholders or until their successors are duly elected and qualified; and

         (2) to transact such other business as may come properly before the meeting and any adjournments or postponements thereof.

         I, along with the other members of the Board of Directors, look forward to greeting you personally at the Annual Meeting. However, whether or not you plan to attend personally and regardless of the number of shares you own, it is important that your shares be represented. YOU ARE URGED TO PROMPTLY SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED FOR YOUR CONVENIENCE.

         This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend.

                                               Very truly yours,


                                               William J. Woodward
                                               Chairman of the Board

        9 Main Street, Berlin, New Hampshire 03570/Telephone 603-752-1171

[logo]
 NORTHWAY
---------
FINANCIAL
                            NORTHWAY FINANCIAL, INC.
                                  9 MAIN STREET
                           BERLIN, NEW HAMPSHIRE 03570
                             TELEPHONE 603-752-1171

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                       TO BE HELD ON TUESDAY, MAY 27, 2003

         NOTICE IS HEREBY GIVEN THAT the Annual Meeting of Stockholders of Northway Financial, Inc. will be held on Tuesday, May 27, 2003 at 2:00 p.m. at The Town and Country Motor Inn, Route 2, Shelburne, New Hampshire 03581 for the following purposes:

         (1) To elect four (4) class III directors to serve until the 2006 Annual Meeting of Stockholders or until their successors are duly elected and qualified; and

         (2) To transact such other business as may come properly before the meeting and any adjournments or postponements thereof.

        The foregoing items are more fully described in the Proxy Statement accompanying this Notice.

        The Board of Directors has fixed the close of business on March 28, 2003 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. Only holders of common stock of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

                                    By Order of the Board of Directors


                                    Joseph N. Rozek
                                    Secretary

Berlin, New Hampshire
April 14, 2003

                             YOUR VOTE IS IMPORTANT

         WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

                            NORTHWAY FINANCIAL, INC.
                                  9 MAIN STREET
                           BERLIN, NEW HAMPSHIRE 03570
                             TELEPHONE 603-752-1171

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                       TO BE HELD ON TUESDAY, MAY 27, 2003

      This Proxy Statement and accompanying form of proxy are furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Northway Financial, Inc., a New Hampshire corporation (the "Company"), for use in voting at the Annual Meeting of Stockholders (the "Meeting") to be held at 2:00 p.m. on May 27, 2003, at The Town and County Motor Inn, Route 2, Shelburne, New Hampshire 03581 and at any postponements or adjournments thereof. This proxy statement and accompanying form of proxy were mailed on or about April 14, 2003 to stockholders of record at the close of business on March 28, 2003 in connection with the solicitation.

         At the close of business on March 28, 2003, there were outstanding and entitled to vote 1,506,574 shares of the Company's common stock, par value of $1.00 per share.

         Each stockholder is entitled to one vote per share upon each matter submitted at the Meeting. Only stockholders of record at the close of business on March 28, 2003 shall be entitled to vote at the Meeting.

         The proxies of holders of common stock are being solicited by the Board of Directors. Stockholders are requested to complete, date, sign and promptly return the accompanying proxy card in the enclosed envelope. Shares represented by a properly executed proxy received prior to the vote at the Meeting and not revoked will be voted at the Meeting as directed in the proxy. IF A PROXY IS SUBMITTED AND NO DIRECTIONS ARE GIVEN, THE PROXY WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSALS TO BE CONSIDERED AT THE MEETING.

         A person giving the enclosed proxy may revoke it by filing an instrument of revocation with Joseph N. Rozek, Secretary, Northway Financial, Inc., 9 Main Street, Berlin, New Hampshire 03570. Any such person may also revoke a proxy by filing a duly executed proxy bearing a later date, or by appearing at the Meeting in person, notifying the Secretary, and voting by ballot at the Meeting. Any stockholder of record attending the Meeting may vote in person whether or not a proxy has been previously given, but the mere presence (without notifying the Secretary) of a stockholder at the Meeting will not constitute revocation of a previously given proxy.

         The Company will bear the cost of soliciting proxies from the stockholders, including mailing costs, and will pay all printing costs in connection with this Proxy Statement. In addition to the use of the mails, proxies may be solicited by the directors, officers, and certain employees of the Company, and by personal interviews, telephone and facsimile. Such directors, officers and employees will not receive additional compensation for such solicitation but may be reimbursed for reasonable out-of-pocket expenses incurred in connection therewith. The Company may also make arrangements with brokerage houses and other custodians, nominees, and fiduciaries for the forwarding of solicitation material to the beneficial owners of its common stock. The Company may reimburse such custodians, nominees, and fiduciaries for reasonable out-of-pocket expenses incurred in connection therewith.

         The presence in person or by proxy of the holders of a majority of the issued and outstanding shares entitled to vote at the Meeting is required to constitute a quorum. Abstentions and "broker non-votes" (as defined below) will be counted as present for purposes of determining the presence or absence of a quorum for the transaction of business at the Meeting, but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. A "broker non-vote" is a proxy from a broker or other nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote the shares which are the subject of the proxy on a particular matter and with respect to which the broker or other nominee does not have discretionary voting power.

         The Company is a New Hampshire corporation and the parent of The Berlin City Bank, a New Hampshire-chartered bank based in Berlin, New Hampshire ("BCB"), Pemigewasset National Bank, a national bank based in Plymouth, New Hampshire ("PNB"), Northway Capital Trust I ("NCT I"), a Delaware statutory business trust, and Northway Capital Trust II ("NCT II"), a Delaware statutory business trust.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

NOMINEES AND DIRECTORS CONTINUING IN OFFICE

         The Company's Board of Directors is currently composed of eleven members. The Company's Amended and Restated Articles of Incorporation provide that directors are to be divided into three classes, with all classes as nearly equal as possible in size. Each director is elected for a three-year term and the terms are staggered so that only one class is elected by the stockholders annually.

         At the Meeting, four directors will be elected to serve for a three-year term until the 2006 Annual Meeting, and until their successors are duly elected and qualified. The Board of Directors has nominated for election Frederick C. Anderson, Charles H. Clifford, Jr., John D. Morris, and Brien L. Ward, all of whom are current members of the Board of Directors. It is the intention of the persons named in the accompanying form of proxy, or their substitutes, to vote for the election of the foregoing nominees unless instructed to the contrary. The Board of Directors believes that all of the nominees will be available and able to serve as directors, but if for any reason any of the nominees named above should not be available or able to serve, the proxies may exercise discretionary authority to vote for one or more substitutes as the Board of Directors may recommend. In the alternative, the Board of Directors may, if permitted by law and the Amended and Restated Articles of Incorporation and Bylaws, amend the Bylaws if necessary and reduce the size of the Board to eliminate the resulting vacancy. The affirmative vote of a plurality of the votes cast is required for the election of directors. Abstentions and broker non-votes will not be counted as "votes cast" for purposes of electing directors and, therefore, will not affect the election of the directors.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES FOR DIRECTOR OF THE COMPANY.

INFORMATION CONCERNING DIRECTORS AND NOMINEES

         The following table sets forth the name and age, other positions held with the Company, term of office and period served, business experience, and certain other information, as of March 28, 2003, with respect to each nominee and each director continuing in office. The information was provided by the persons named.

                                                                              Shares of
                                                                              Common Stock       Percent
                                                                Term          Beneficially       of Common
Name and Business Experience                      Director      To            Owned at           Stock
for Past Five Years                     Age       Since         Expire        Mar. 28, 2003(1)   Ownership(1)
-------------------------------------------------------------------------------------------------------------------
                                                    NOMINEES OF THE BOARD

Anderson, Frederick C.                  51        2002          2006               1,145 (2)          ****
   President, NH Electric
   Cooperative, Inc.

Clifford, Jr., Charles H.               67        1997          2006               2,500              ****
   Retired Businessman

Morris, John D.                         72        1997          2006               6,536              ****
   Retired Businessman

Ward, Brien L.                          50        2002          2006                 167              ****
   Attorney
                                              DIRECTORS CONTINUING IN OFFICE

Adams, Fletcher W.                      66        1997          2004              54,500 (3)          3.62%
   Vice-Chairman of the Board,
   Northway Financial, Inc.;
   Chairman of the Board and
   President Pemigewasset
   National Bank

Hanson, Jr., Arnold P.                  53        1997          2004              19,312 (4)          1.28%
   President, Isaacson
   Structural Steel, Inc.

Noyes, John H.                          56        1997          2004              12,185 (5)          ****
   President, Noyes Insurance
   Agency, Inc.; President,
   Central Square Insurance, Inc.

Woodward, William J.                    57        1997          2004              86,963              5.77%
    Chairman of the Board,
    President, Chief Executive
    Officer, Northway Financial,
    Inc. and The Berlin City Bank;
    Chief Executive Officer,
    Pemigewasset National Bank

Boucher, Stephen G.                     56        1999          2005                 250              ****
   Chief Executive Officer and
   Chairman of the Board, Airmar
   Technology Corp.;

Kelley, Barry J.                        53        1997          2005              42,039 (6)          2.79%
   President, White
   Mountain Lumber, Co.

Labnon, Randall, G.                     49        1997          2005               3,072              ****
   General Manager, Town &
   Country Motor Inn

**** Owns less than 1% of the Company's outstanding common stock.
(1)  Included in the shares listed as "beneficially owned" and in the calculation of common stock ownership are the following shares which the persons listed have the right to acquire prior to the expiration date shown pursuant to vested stock options granted under the 1999 stock option and grant plan - Mr.
     Woodward (7,500 prior to June 15, 2009 and 6,375 prior to October 17, 2010) and Mr. Adams (3,500 prior to June 15, 2009).
(2)  Includes 104 shares owned jointly with son.
(3)  Includes 23,000 shares held in a trust for which Mr. Adams serves as trustee.
(4)  Includes 19,000 shares held in a trust for which Mr. Hanson serves as trustee and 312 shares owned jointly with spouse.
(5)  Includes 12,185 shares held in a trust for which Mr. Noyes serves as trustee.
(6)  Includes 32,846 shares owned jointly with spouse and 3,135 shares owned by spouse for which Mr. Kelley may be deemed the beneficial owner.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors of the Company held thirteen (13) meetings during the calendar year ended December 31, 2002.

     Directors of the Company are paid an annual fee of $10,000 and directors who also serve on the Executive Committee receive an additional annual fee of $12,000. Directors who are officers of the Company do not receive any of these fees with the exception of Mr. Adams, who receives an annual fee in lieu of salary of $32,000.

     The following sets forth the current members of each of the standing committees of the Board of Directors together with a brief description of the function of each such committee.

                               EXECUTIVE COMMITTEE

MEMBERS: William J. Woodward, Chairman; Fletcher W. Adams, John D. Morris; and John H. Noyes

FUNCTION:     The Executive Committee generally has the authority to exercise the power of the full Board during intervals between meetings of the Board.
NUMBER OF
MEETINGS:     This Committee meets on a weekly basis.

                         AUDIT AND COMPLIANCE COMMITTEE

MEMBERS: Arnold P. Hanson, Jr., Chairman; Stephen G. Boucher; Barry J. Kelley; and Frederick C. Anderson and Brien L. Ward.

FUNCTION:     This Committee oversees the activities of the Company's Internal
              Auditor, its independent certified public accounting firm, and activities of other accounting firms used on a project basis. This
              Committee also reviews the results of each regulatory examination.
              The Committee also provides oversight for all compliance
              activities of the Company, including those of the Corporate
              Compliance Officer. The Audit and Compliance Committee operates under a written charter adopted by the Board of Directors of the
              Company, a copy of which is included as Appendix A to this proxy statement.
NUMBER OF
MEETINGS:     This Committee met five (5) times during the 2002 fiscal year.

                   HUMAN RESOURCES AND COMPENSATION COMMITTEE

MEMBERS: Stephen G. Boucher, Chairman; Arnold P. Hanson, Jr.; Randall G. Labnon; and John H. Noyes.

FUNCTION:     This Committee conducts annual and periodic reviews of director, officer, and employee compensation in order to ensure that the
              Company has the programs necessary to attract and retain competent professionals at all levels.
NUMBER OF
MEETINGS:     This Committee met twice (2) during the 2002 fiscal year.

                              NOMINATING COMMITTEE

MEMBERS: The full Board of Directors serves as the Nominating Committee of the Company.

FUNCTION:     This Committee selects nominees for election as directors of the
              Company. This Committee nominated the persons standing for election at the 2003 Annual Meeting. The Committee will consider director nominees recommended by Stockholders. See Stockholder
              Proposals on page 15 for more information.
NUMBER OF
MEETINGS:     The Board of Directors meets monthly and, as appropriate,
              discusses nominations.

EXECUTIVE OFFICERS

     The following sets forth information regarding the executive and key officers of the Company and/or its subsidiaries, the position or office held by each of them, and the date from which they have continually served as executive officers.

                                                                                            Executive
                                                                                            Officer
Name                                                                          Age           Since
---------------------------------------------------------------------------------------------------------
William J. Woodward                                                           57            1989
     Chairman, President, and Chief Executive Officer
     Northway Financial, Inc. and The Berlin City Bank; and
     Chief Executive Officer, Pemigewasset National Bank

Fletcher W. Adams                                                             66            1990
     Vice Chairman, Northway Financial, Inc.; Chairman
     of the Board and President, Pemigewasset National Bank

Lawrence J. Bessinger                                                         58            1999
     Senior Vice President, Northway Financial, Inc.

James R. Brannen                                                              42            1999
     Senior Vice President, Northway Financial, Inc.

Richard T. Brunelle                                                           61            1996
     Senior Vice President, The Berlin City Bank and
     Pemigewasset National Bank

John H. Stratton, Jr.                                                         57            1990
     Senior Vice President, Northway Financial, Inc.

Robert I. Walker                                                              64            1999
     Senior Vice President, Northway Financial, Inc.

Richard P. Orsillo                                                            53            2001
     Senior Vice President and Chief Financial Officer,
     Northway Financial, Inc., The Berlin City Bank and
     Pemigewasset National Bank

Ronald P. Goudreau                                                            49            2003
     Senior Vice President, Northway Financial, Inc.

     William J. Woodward has served as Chairman of the Board of Directors, President and Chief Executive Officer of the Company since 1997. In addition, he has served as President and Chief Executive Officer of BCB since 1994 and has served as Chairman of the Board of Directors of BCB since 1989. He became a Director of BCB in 1975. He has served as Chief Executive Officer of PNB since 2002 and has served as a director of PNB since 1997.

     Fletcher W. Adams has served as Vice Chairman of the Board of Directors of the Company since 1997 and as Chairman of the Board of PNB since February 1999. He served as President and Chief Executive Officer of PNB from January 1990 until February 1999. In July 2000, he resumed the position of President of PNB.

  Lawrence J. Bessinger has served as Senior Vice President of the Company since July 1999 and is responsible for the technology and deposit services banking divisions. Prior to this promotion, Mr. Bessinger had served as Vice President-Chief Information Officer for BCB since 1990.

     James R. Brannen has served as Senior Vice President of the Company since July 1999 and is responsible for retail lending and the loan operations division. From November 1993 until July 1999, Mr. Brannen served as Vice President of Retail Loan Operations for BCB.

  Richard T. Brunelle has served as Senior Vice President of BCB since April 1996 and PNB since 2001 and is responsible for the commercial lending division. From 1991 until his promotion, Mr. Brunelle served BCB as Vice President and Senior Commercial Lender.

    John H. Stratton, Jr. has served as Senior Vice President of the Company since 2003 and is responsible for the retail banking division of both subsidiary banks. Prior to assuming this position he served as Senior Vice President of BCB since 1990 where he was responsible for the BCB retail banking division.

     Robert I. Walker has served as Senior Vice President of the Company since 2003 and is responsible for retail product development and sales. From June 1999 until his promotion in January 2003, he served as Senior Vice President of PNB where he was responsible for the PNB retail and marketing divisions. Prior to joining PNB, Mr. Walker served as Senior Vice President of Vermont National Bank from 1998 to 1999. From 1996 to 1998 Mr. Walker served as Director of Marketing and Retail Banking for Community Bankshares, Inc.

     Richard P. Orsillo has served as Senior Vice President and Chief Financial Officer of the Company, BCB and PNB since 2002. From December 1998 until his promotion he served as Vice President and Corporate Controller of the Company, BCB and PNB. Prior to joining the Company he served as Senior Vice President and Chief Financial Officer of Elmira Savings Bank, FSB from March 1996 through December 1998.

     Ronald P. Goudreau has served as Senior Vice President and Operations Officer of the Company since 2003. He is responsible for both deposit and loan operations. Prior to joining the Company, he served as Senior Compliance Examiner of the Federal Deposit Insurance Corporation since 1992.

SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

     The following table sets forth, as of March 28, 2003, the beneficial ownership of common stock by (i) each of the executive officers named under "Executive Compensation" below and (ii) all directors and executive officers as a group; and (iii) each person, including any group of persons, known by the Company to beneficially own five percent (5%) or more of the outstanding common stock. See "Information Concerning Directors and Nominees" above for the beneficial ownership of common stock by Mr. Adams and other directors of the Company.

                                    Shares of Common               Percent of Shares of
Name                                Stock Beneficially Owned(1)    Common Stock Ownership(1)
--------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS
William J. Woodward(2)                         86,963                             5.77%
James R. Brannen                                3,555                             ****
Richard T. Brunelle                             4,300                             ****
Richard P. Orsillo                              1,252                             ****
John H. Stratton, Jr.                           5,682                             ****

DIRECTORS AND EXECUTIVE OFFICERS            247,583                              16.43%
     AS A GROUP (18 PERSONS)

**** Owns less than 1% of the Company's common stock.
(1)  Included in the shares listed as "beneficially owned" and in the calculation of common stock ownership are the following shares which the persons listed have the right to acquire prior to the expiration date shown pursuant to vested stock options granted under the 1999 stock option and grant plan - Mr. Brannen (1,500 prior to June
     15, 2009 and 1,875 prior to October 17, 2010), Mr. Brunelle (2,000 prior to June 15,
     2009 and 2,250 prior to October 17, 2010), Mr. Orsillo (1,125 prior to October 17,
     2010), and Mr. Stratton (2,000 prior to June 15, 2009 and 2,250 prior to October 17,
     2010).
(2)  Included in the shares listed as "beneficially owned" and in the calculation of common stock ownership are 13,875 shares which Mr. Woodward has the right to acquire prior to the expiration date shown pursuant to vested stock options granted under the
     1999 stock option and grant plan as follows: 7,500 prior to June 15, 2009 and 6,375 prior to October 17, 2010.

5% HOLDER
                                            Shares of Common                  Percent of Shares of
                    Name and Address        Stock Beneficially Owned          Common Stock Ownership
                    --------------------------------------------------------------------------------
1.   Jeffrey L. Gendell(1)                           108,833                        7.22%
     237 Park Avenue, 9th Floor
     New York, NY  10017

(1)  Shares voting power through Tontine Financial Partners, L.P.; Tontine Management,
     L.L.C.; and Tontine Overseas Associates, L.L.C.


EXECUTIVE COMPENSATION

     The following table sets forth information concerning the annual and long-term compensation for services rendered in all capacities to the Company during the fiscal years ended December 31, 2002, 2001, and 2000, of those persons who were, at December 31, 2001: (i) the chief executive officer of the Company and (ii) the other four most highly compensated executive officers (collectively, the "Named Executive Officers").

                                             SUMMARY COMPENSATION TABLE

                                      Annual Compensation        Long-Term Compensation (2)
                                   --------------------------    --------------------------
                                                                   Securities Underlying           Other(3)
Name and Principal Position        Year    Salary     Bonus(1)       Options/SARs(#)            Compensation
------------------------------------------------------------------------------------------------------------
William J. Woodward                2002   $262,500   $  5,700                0                     $ 25,735
     Chairman, President and       2001    250,000     31,065                0                       21,413
     Chief Executive Officer       2000    240,000     44,250            8,500                       10,339

James R. Brannen                   2002    108,077      2,162                0                        2,161
     Senior Vice President         2001    101,539      7,107                0                        2,031
                                   2000     90,000      7,200            2,500                        1,800

Richard T. Brunelle                2002    120,289      2,406                0                        2,221
     Senior Vice President         2001    112,923      7,904                0                        2,122
     Berlin City Bank and          2000    107,250      8,580            3,000                        2,063
     Pemigewasset National Bank

Richard P. Orsillo                 2002    115,000      2,300                0                        1,990
     Senior Vice President         2001     90,500      6,335                0                        1,810
     and Chief Financial Officer   2000     87,321      6,959            1,500                        1,740

John H. Stratton, Jr               2002    117,423      2,348                0                        2,348
     Senior Vice President         2001    113,558      7,949                0                        2,271
                                   2000    111,616      8,929            3,000                        2,232

(1)  The compensation reported in this column is comprised of cash bonuses and amounts allocated to the accounts of the Named Executive Officers in connection with the Company's Profit Sharing Plan. During
     2001 and 2000, respectively, the amounts allocated to the accounts of the Named Executive Officers in connection with the Company's Profit Sharing Plan were as follows: Mr. Woodward, $2,855 and $2,750; Mr.
     Brannen, $1,015 and $900; Mr. Brunelle, $1,129 and $1,073; Mr. Orsillo, $905 and $870; and Mr. Stratton,
     $1,136 and $1,116.
(2)  Each grant awarded in 2002 vests in four equal installments on October 17, 2000, July 1, 2001, July 1,
     2002 and July 1, 2003.
(3)  The compensation reported in this column is comprised of: (a) employer matching contributions allocated to the accounts of the Named Executive Officers in connection with the Company's 401(k) Plan; and (b)
     with respect to Mr. Woodward, $7,015, $6,440 and $736, which represents imputed income to Mr. Woodward associated with the term portion of a split-dollar life insurance arrangement for 2002, 2001 and 2000, respectively. With respect to 2002, 2001 and 2000, the reported compensation amounts also include
     $14,720, $11,573 and $4,067, respectively, which amounts represent imputed income to Mr. Woodward resulting from the premium payments by the Company under a split-dollar life insurance arrangement prior to enactment of the Sarbanes-Oxley Act on July 30, 2002. The imputed income represents the interest the
     Company would have received had it loaned the premium amounts to Mr. Woodward at a market rate of interest. The Company expects to recover all split-dollar premiums paid by it plus interest from the policy upon Mr. Woodward's death. The estimated cost to the Company of its premium payments, which estimated cost is equal to the interest foregone on the premiums paid (determined using the long-term applicable federal rate) less the interest the Company expects to receive at the time it recovers its premium payments, is $143,580 and $200,315 for 2001 and 2000, respectively. Such estimated cost, however, is not an expense to the Company for accounting purposes.

               AGGREGATE OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION/SAR VALUES

     The following table shows stock option exercises by the Named Executive Officers during the fiscal year ended December 31, 2002. In addition, this table includes the number of shares covered by both exercisable and unexercisable options as of December 31, 2002. Also reported are the values for "in-the money" options, which represent the positive spread between the exercise price of any such existing options and the year-end closing price of the Company's common stock.

                                                             Number of Securities     Value of Unexercised
                                                             Underlying Unexercised   In-the-Money Options/
                                                             Options/SARs at FY-      SARs at FY-End ($)
                  Shares Acquired Value Realized(1)          End(#) Exercisable/      Exercisable/
Name              On Exercise (#)             ($)            Unexercisable            Unexercisable(1)
----------------------------------------------------------------------------------------------------------------
William J. Woodward      0                     0                13,875/2,125           79,359/18,328
James R. Brannen         0                     0                   3,375/625            21,047/5,391
Richard T. Brunelle      0                     0                   4,250/750            25,906/6,469
Richard P. Orsillo       0                     0                   1,125/375             9,703/3,234
John H. Stratton, Jr.    0                     0                   4,250/750            25,906/6,469

(1) Calculated using a market price of $31.25 per share.

STOCK PERFORMANCE GRAPH

    The following graph compares the cumulative total stockholder return on the Company's common stock (assuming $100 was invested on September 30, 1997, the date when the Company's common stock became publicly traded, and all dividends were reinvested) against (i) the cumulative total return of the S&P Composite 500 Stock Index, and (ii) the NASDAQ Bank Stock Index.

                      [GRAPHIC OMITTED]

------------------------------------------------------------------------------------------
                       12/31/97    12/31/98   12/31/99    12/31/00   12/31/01    12/31/02
------------------------------------------------------------------------------------------
NWFI                   $ 100.00     $ 89.26    $ 86.73     $ 79.42   $ 101.46     $115.50
------------------------------------------------------------------------------------------
S&P 500                  100.00      126.67     151.40      136.05     118.31       90.66
------------------------------------------------------------------------------------------
NASDAQ Bank Stocks       100.00       88.23      81.19       93.10     102.48      107.11
------------------------------------------------------------------------------------------

EMPLOYMENT CONTRACTS

     Mr. Woodward has entered into an employment agreement with the Company. Pursuant to the employment agreement, he provides ongoing services to the Company on a full-time basis for a period of three years. This term is automatically renewed for a one year period commencing on each anniversary of the agreement unless either he or the Company gives written notice to the other electing not to extend the term. The employment agreement provides for annual base salaries that are subject to increase from time to time in the discretion of the Board of Directors. The employment agreement also provides that he is entitled to participate in any incentive or bonus program established by the Board of Directors, as well as other employee benefit plans which the Company may from time to time have in effect for all or most of its senior executives.

     In addition to certain confidentiality and non-compete provisions, the agreement provides that if Mr. Woodward is terminated from full-time employment with the Company without cause prior to the end of the respective term, then he will be entitled to receive his base salary at the rate then in effect and certain group health benefits for the remainder of such term (the "Termination Benefits Period"); provided, that in the event he commences any employment or self-employment during the Termination Benefits Period, the remaining amount of base salary due, for the period from the commencement of such employment or self-employment to the end of the Termination Benefit Period, will be reduced by one-half of the salary he receives from such employment or self-employment. In addition, if he receives benefits from such employment or self-employment comparable to those benefits provided by the Company, the continuation of group health benefits shall cease effective as of the date of commencement of such employment or self-employment.

     The employment agreement also provides for termination benefits if Mr. Woodward's employment with the Company is terminated under certain circumstances following a "change of control." If within 18 months following a change of control, his employment is terminated by the Company or its successor or by himself following the occurrence of certain adverse actions taken with respect to his employment, or if his employment is terminated without cause, the Company must, in lieu of any other termination benefits described above, pay to him (or his estate, if applicable) a lump-sum payment equal to 2.99 times his "base amount" (within the meaning of section 280G of the Internal Revenue Code of 1986, as amended).

KEY EMPLOYEE AGREEMENTS

         The Company and its subsidiaries have entered into Key Employee agreements with the Named Executive Officers as well as other senior officers of the Company. These agreements provide for payments to the officer upon the officer's termination or resignation in connection with certain specified actions adverse to the officer's employment status following a change in control of the Company. The amount of such payments ranges from 1.0 to 1.5 times such officer's annual compensation.

PENSION PLANS

     The Company maintains a noncontributory defined benefit pension plan covering all full-time and part-time employees who work at least 1,000 hours, have completed one year of service and have attained the age of 21. Vesting will occur after 5 years, and age 65 will be the normal retirement age. Early retirement may be taken, however, after age 55.

     The following table illustrates estimated annual pension benefits for retirement at age 65 under the most advantageous plan provisions available for the various levels of compensation and years of service, limited to 30. The figures in this table are calculated based on (1) 1.00% of the final 5 years average total W-2 earnings plus (2) 0.65% of compensation in excess of covered compensation times (3) the number of years of service. Covered compensation for the purpose of this calculation is currently $43,968.

      AVERAGE
   COMPENSATION                        YEARS OF SERVICE
-------------------------------------------------------------------------------
                      15          20           25            30          35
-------------------------------------------------------------------------------
     $125,000       26,651     35,534        44,418        53,301       53,301
     $150,000       32,838     43,784        54,730        65,676       65,676
     $170,000       37,788     50,384        62,980        75,576       75,576
     $175,000       39,026     52,034        65,043        78,051       78,051
     $200,000       45,213     60,284        75,355        90,426       90,426
     $225,000       45,213     60,284        75,355        90,426       90,426
     $250,000       45,213     60,284        75,355        90,426       90,426

     The compensation used to determine retirement benefits under the pension plan is calculated on the same basis as compensation set forth in the Summary Compensation Table except that under federal tax laws a maximum of $200,000 of compensation may be recognized. Benefits payable under the plan are not offset by social security benefits. The officers named in the Summary Compensation Table have been credited with the following years of service for the purpose of determining their retirement benefits: Mr. Woodward, five years; Mr. Brannen, nineteen years; Mr. Brunelle, twelve years; Mr. Orsillo, four years and Mr. Stratton, twelve years.

REPORT OF THE AUDIT AND COMPLIANCE COMMITTEE

     The Board of Directors has established an Audit and Compliance Committee, whose members during 2002 were Arnold P. Hanson, Jr., Chairman; Stephen G. Boucher; Barry J. Kelly; and John H. Noyes. At the end of 2002, the Board of Directors reviewed the composition of the Audit and Compliance Committee. Mr. Noyes stepped down from the Audit and Compliance Committee as the Board determined that he may not be deemed independent due to his membership on the Executive Committee. The Board then placed Brien L. Ward and Frederick C. Anderson on the Audit and Compliance Committee. The Board of Directors has determined that the members of the Audit and Compliance Committee are "independent" under the rules of the Nasdaq Stock Market.

     During 2002, the Audit and Compliance Committee reviewed and discussed the audited financial statements with the Company's management and discussed with Shatswell, MacLeod & Company, P.C., the Company's independent auditors, the matters required to be discussed by SAS No. 61 (Communication with Audit Committees) as amended by SAS No. 90 (Audit Committee Communications).

     In addition, the Audit and Compliance Committee has also received from the independent auditors the written disclosures and the letter required by the Independence Standards Board Standards No. 1 (Independence Discussions with the Audit Committee) and has discussed with the auditors their independence and received from the auditors disclosures regarding their independence.

     The Audit and Compliance Committee has recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002, based on its review and the discussions described above.

     During the year ended December 31, 2002, the Company paid the following fees to Shatswell, MacLeod & Company, P.C., the Company's principal accountants:

                        FEES PAID TO INDEPENDENT AUDITORS
Audit Fees                                                              $89,000
Financial Information Systems Design and Implementation Fees               None
All Other Fees ($12,500 for tax preparation; $5,300 for certification of the retirement plan;$18,300 for assistance in the preparation
 of a disaster recovery plan)                                           $36,100

     When considering the auditors' independence, the Company's Audit and Compliance Committee considered and concluded that the provision of the non-audit services above is compatible with maintaining the auditor's independence.

     Submitted by the members of the Audit and Compliance Committee.
        Arnold P. Hanson, Jr., Chairman
        Stephen G. Boucher
        Barry J. Kelley
        John H. Noyes

REPORT OF THE HUMAN RESOURCES AND COMPENSATION COMMITTEE ON EXECUTIVE
COMPENSATION

GENERAL POLICIES

     The Human Resources and Compensation Committee is comprised of four outside Directors. The Human Resources and Compensation Committee's responsibility is to set policy and oversee the administration of the Company's compensation and benefits. Working with an outside bank compensation consultant, the committee recommends the approval of the salary program for the entire organization. It also oversees the compensation of the Chief Executive Officer ("CEO") and certain other senior officers.

         The base salary of these senior executive officers is set at an amount within an established salary range that reflects the executive's position, duties and level of responsibility. The salary range consists of minimum and maximum levels distributed around an average of base salaries paid to executives who hold substantially similar positions within a selected peer group. Any bonuses are designed to reward executives for performance and are based primarily on the Company's financial results.

CEO COMPENSATION

         In connection with Mr. Woodward's employment agreement described above, the Company engaged a bank compensation consultant to act as its advisor in the matter of executive compensation. This consultant specializes in compensation matters for New England financial institutions and maintains an extensive data base for banks in various asset size groups.

         Using a variety of established surveys concerning bank salaries, the Company's consultant recommended a competitive salary range for Mr. Woodward. In connection with Mr. Woodward's employment agreement, the consultant's recommendation was subsequently approved by the Board.

         Submitted by the members of the Human Resources and Compensation Committee.
         Stephen G. Boucher, Chairman
         Arnold P. Hanson, Jr.
         Randall G. Labnon
         John H. Noyes

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company has, during its ordinary course of business, made loans to directors and executive officers. Loans are made on substantially the same terms, including rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features. The Company has had (and expects to have in the future) banking transactions with directors, executive officers, principal stockholders, and their associates on the same terms (including interest rates and collateral on loans) as those prevailing at the same time for comparable transactions with others, and do not involve more than the normal risk of collectibility or present other unfavorable features.

     The largest aggregate amount of such extensions of credit to directors, executive officers, principal stockholders, and their associates during the period of January 1, 2002 through December 31, 2002 was $914,990. The aggregate amount owing to the Company from such individuals on December 31, 2002 was $839,464, or 1.89% of stockholders' equity. As mentioned above, these loans were made on the same terms for comparable transactions with others.

     There were no executive officers or directors whose direct or indirect liability to the Company exceeded 10% of stockholders' equity at any time during the year.

     During 2002 the Company received services from certain directors and their affiliated business or professional entities, which either totaled $60,000 or represented more than 5% of that firm's gross revenue, as follows: Vaillancourt & Woodward, Inc., of which William J. Woodward is a part owner and treasurer, provided insurance services totaling $92,000; Noyes Insurance Agency, of which John H. Noyes is owner, provided insurance services totaling $64,000; and New Hampshire Electric Cooperative, of which Frederick C. Anderson is President, provided electric services totaling $95,000.

                     RELATIONSHIP WITH INDEPENDENT AUDITORS

     Shatswell, MacLeod & Company, P.C. was the Company's independent auditing firm for 2002. Representatives of Shatswell, MacLeod & Company, P.C. are expected to be present at the meeting to respond to stockholders' questions and will have the opportunity to make a statement if they so desire. The firm of Shatswell, MacLeod & Company, P.C. has served as the Company's independent auditing firm since September 30, 1997.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Pursuant to Section 16(a) of the Securities Exchange Act of 1934 and Regulations of the Securities and Exchange Commissions (the "SEC"), the Company's executive officers and directors must file reports of ownership and changes in ownership with the SEC and the Nasdaq Stock Market, Inc. and furnish the Company with copies of all Section 16(a) reports they file. To our knowledge, each of the following individuals failed to timely report transactions in Northway's common stock: Barry J. Kelley, one occasion representing three transactions; and John D. Morris, one occasion representing one transaction. Form 4s relating to each of the foregoing transactions were subsequently filed.

                                  OTHER MATTERS

     The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

                                  MISCELLANEOUS

     A copy of the Company's Annual Report to Stockholders, including financial statements has been mailed to all stockholders of record as of the close of business on March 28, 2003. Any stockholder who has not received a copy of such Annual Report or would like to obtain a copy of the Company's Annual Report on Form 10-K may do so, free of charge, by writing Richard P. Orsillo, Senior Vice President & Chief Financial Officer, c/o Northway Financial, Inc., 9 Main Street, Berlin, NH 03570. Such Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

                              STOCKHOLDER PROPOSALS

     The Company's By-Laws provide that any director nominations and new business proposals intended to be submitted by stockholders in connection with an Annual Meeting of Stockholders must be filed, delivered to, or mailed to and received by, the Company at its principal executive office not less than 75 days nor more than 120 days prior to the anniversary date of the immediately preceding Annual Meeting (the "Anniversary Date") or, in other words, no later than March 13, 2004 and no earlier than January 28, 2004; provided, however, that in the event the Annual Meeting is scheduled to be held on a date more than 30 days before the Anniversary Date or more than 60 days after the Anniversary Date, a stockholder's notice shall be timely if delivered to, or mailed to and received by, the Company at its principal executive office not later than the close of business on the later of (1) the 75th day prior to the scheduled date of such Annual Meeting and (2) the 15th day following the day on which public announcement of the date of such Annual Meeting is first made by the Company. Any proposal should be sent to, and a copy of the applicable Bylaw provisions may be obtained, without charge, upon written request to, Joseph N. Rozek, Secretary, of the Company at its principal executive office in Berlin, New Hampshire. The proposal must also comply with the other requirements of the Company's Bylaws. Proxies solicited by the Board of Directors will confer discretionary voting authority with respect to these proposals, subject to SEC rules governing the exercise of this authority.

     In addition to the foregoing, in accordance with the rules of the SEC, any proposal that a stockholder intends to present at the annual meeting of stockholders in 2004 must be received by the Company not less than 120 calendar days prior to the anniversary date of the immediately preceding proxy statement, or December 16, 2003, to be eligible for inclusion in the proxy statement and form of proxy relating to such meeting. These proposals must also comply with the rules of the SEC governing the form and content of proposals in order to be included in the Company's proxy statement and form of proxy.

                                              By Order of the Board of Directors


                                              Joseph N. Rozek
                                              Secretary
Berlin, New Hampshire
April 14, 2003

                                   APPENDIX A

     NORTHWAY FINANCIAL, INC BOARD OF DIRECTORS AUDIT COMMITTEE CHARTER

     (Adopted by the Board of Directors at a meeting held on December 17, 2002)

I.   GENERAL STATEMENT OF PURPOSE

     The purposes of the Audit Committee of the Board of Directors (the "Audit Committee") of Northway Financial, Inc. (the "Company") are to:

o assist the Board of Directors (the "Board") in its oversight of (1) the integrity of the Company's financial statements, and (2) the qualifications, independence and performance of the Company's independent auditors; and

o prepare the report required by the rules of the Securities and Exchange Commission (the "SEC") to be included in the Company's annual proxy statement.

II.  COMPOSITION

     The Audit Committee shall consist of at least three (3) members of the Board, each of whom must (1) be "independent" as defined under the Marketplace Rules of the National Association of Securities Dealers, Inc. ("NASD"), (2) satisfy the criteria for independence set forth in Section 301 of the Sarbanes-Oxley Act of 2002 (the "S-O Act"), and (3) not own or control 20% or more of the Company's voting securities, or such lesser amount as may be established by the SEC in rules promulgated pursuant to
     Section 301 of the S-O Act.

     Notwithstanding the foregoing, one director who (1) is not "independent" as defined under the rules established by the Marketplace Rules of the NASD,
     (2) satisfies the criteria for independence set forth in Section 301 of the S-O Act, (3) does not own or control 20% or more of the Company's voting securities, and (4) is not a current officer or employee or a "family member" (as defined under applicable NASD Rules) of such employee, may be appointed to the Audit Committee, if the Board, under exceptional and limited circumstances, determines that membership on the Audit Committee by the individual is required by the best interests of the Company and its stockholders, and the Board discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination. A member appointed under this exception may not serve on the Audit Committee for more than two years and may not chair the Audit Committee.

     Each member of the Audit Committee must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement.

     The Nominating Committee shall recommend nominees for appointment to the Audit Committee annually and as vacancies or newly created positions occur. The members of the Audit Committee shall be appointed annually by the Board and may be replaced or removed by the Board with or without cause. Resignation or removal of a Director from the Board, for whatever reason, shall automatically and without any further action constitute resignation or removal, as applicable, from the Audit Committee. Any vacancy on the Audit Committee, occurring for whatever reason, may be filled only by the Board. The Board shall designate one member of the Audit Committee to be Chairman of the committee.

III. COMPENSATION

     A member of the Audit Committee may not, other than in his or her capacity as a member of the Audit Committee, the Board or any other committee established by the Board, receive from the Company any consulting, advisory or other compensatory fee from the Company. A member of the Audit Committee may receive additional directors' fees to compensate such member for the significant time and effort expended by such member to fulfill his or her duties as an Audit Committee member. Such additional fees may be greater than those fees paid to other directors, but should be commensurate with the time and effort expected to be expended by such Audit Committee member in the performance of his or her duties as an Audit Committee member.

IV.  MEETINGS

     The Audit Committee shall meet as often as it determines is appropriate to carry out its responsibilities under this charter, but not less frequently than quarterly. A majority of the members of the Audit Committee shall constitute a quorum for purposes of holding a meeting and the Audit Committee may act by a vote of a majority of the members present at such meeting. The Chairman of the Audit Committee, in consultation with the other Committee members, may determine the frequency and length of the committee meetings and may set meeting agendas consistent with this Charter.

V.   RESPONSIBILITIES AND AUTHORITY

     A.  REVIEW OF CHARTER

         o The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend to the Board any amendments or modifications to the Charter that the Audit Committee deems appropriate.

     B. MATTERS RELATING TO SELECTION, PERFORMANCE AND INDEPENDENCE OF INDEPENDENT AUDITOR

         o The Audit Committee shall have the sole authority to appoint (subject, if applicable, to stockholder ratification), terminate and determine funding for the Company's independent auditor.

         o The Audit Committee shall be directly responsible for oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work.

         o The Audit Committee shall instruct the independent auditor to report directly to the Audit Committee.

         o The Audit Committee shall pre-approve all auditing services and the terms thereof (which may include providing comfort letters in connection with securities underwritings) and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Exchange Act or the applicable rules of the SEC or the Public Company Accounting Oversight Board) to be provided to the Company by the independent auditor; provided, however, the pre-approval requirement is waived with respect to the provision of non-audit services for the Company if the "de minimus" provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied. This authority to pre-approve non-audit services may be delegated to one or more members of the Audit Committee, who shall present all decisions to pre-approve an activity to the full Audit Committee at its first meeting following such decision.

         o The Audit Committee may review and approve the scope and staffing of the independent auditors' annual audit plan(s).

         o The Audit Committee shall request that the independent auditor provide the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1, as modified or supplemented, require that the independent auditor submit to the Audit Committee on a periodic basis a formal written statement delineating all relationships between the independent auditor and the Company, discuss with the independent auditor any disclosed relationships or services that may impact the objectivity and independence of the independent auditor, and based on such disclosures, statement and discussion take or recommend that the Board take appropriate action in response to the independent auditor's report to satisfy itself of the independent auditor's independence.

         o The Audit Committee may consider whether the provision of the services covered in Items 9(e)(2) and 9(e)(3) of Regulation 14A of the Exchange Act (or any successor provision) is compatible with maintaining the independent auditor's independence.

         o The Audit Committee shall assure the regular rotation of the lead audit partner and lead reviewing partner as required under Section 10A(j) of the Exchange Act.

         o The Audit Committee may recommend to the Board policies with respect to the potential hiring of current or former employees of the independent auditor.

         o The Audit Committee shall evaluate annually the independent auditor's qualifications, performance and independence, and present its conclusions with respect to the independent auditors to the full Board.

     C.  AUDITED FINANCIAL STATEMENTS AND ANNUAL AUDIT

         o The Audit Committee shall review the overall audit plan (both internal and external) with the independent auditor and the members of management who are responsible for preparing the Company's financial statements, including the Company's Chief Financial Officer and/or principal accounting officer or principal financial officer (the Chief Financial Officer and such other officer or officers are referred to herein collectively as the "Senior Accounting Executive").

         o The Audit Committee shall review and discuss with management (including the Company's Senior Accounting Executive) and with the independent auditor:

            (i) the Company's annual audited financial statements and Management's Discussion and Analysis, including (a) all critical accounting policies and practices used or to be used by the Company and (b) any significant financial reporting issues that have arisen in connection with the preparation of such audited financial statements and Management's Discussion and Analysis, prior to the filing of the Company's Annual Report on Form 10-K;

            (ii) any analyses prepared by management, the internal auditors and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements. The Audit Committee may consider the ramifications of the use of such alternative disclosures and treatments on the financial statements, and the treatment preferred by the independent auditor. The Audit Committee may also consider other material written communications between the registered public accounting firm and management, such as any management letter or schedule of unadjusted differences;

            (iii) the adequacy of the Company's internal controls and procedures for financial reporting;

            (iv) major changes in and other issues regarding accounting and auditing principles and procedures, including any significant changes in the Company's selection or application of accounting principles; and

            (v) the effect of regulatory and accounting initiatives, as well as off-balance sheet transactions and structures, on the financial statements of the Company.

         o The Audit Committee shall review and discuss with the independent auditor (outside of the presence of management) how the independent auditor plans to handle its responsibilities under the Private Securities Litigation Reform Act of 1995, and request assurance from the auditor that Section 10A of the Private Securities Litigation Reform Act of 1995 has not been implicated.

         o The Audit Committee shall review and discuss with the independent auditor any audit problems or difficulties and management's response thereto. This review shall include (1) any difficulties encountered by the auditor in the course of performing its audit work, including any restrictions on the scope of its activities or its access to information, (2) a discussion of the responsibilities, budget and staffing of the Company's internal audit function, and (3) any significant disagreements with management.

         o The Audit Committee shall review and discuss with the independent auditor those matters brought to the attention of the Audit Committee by the auditors pursuant to Statement on Auditing Standards No. 61 ("SAS 61") and may otherwise consider in connection with its review of any difficulties that the auditor may have encountered with management or others:

            (i) any restrictions on the scope of the independent auditors' activities or access to requested information;

            (ii) any accounting adjustments that were noted or proposed by the auditors but were "passed" (as immaterial or otherwise);

            (iii) any communications between the audit team and the audit firm's national office regarding auditing or accounting issues presented by the engagement;

            (iv) any management or internal control letter issued, or proposed to be issued, by the auditors; and

            (v) any significant disagreements between the Company's management and the independent auditors.

o The Audit Committee shall review and discuss with the independent auditors the report required to be delivered by such auditors pursuant to Section 10A(k) of the Exchange Act.

         o If brought to the attention of the Audit Committee, the Audit Committee shall discuss with the CEO and CFO of the Company (1) all significant deficiencies and material weaknesses in the design or operation of internal controls and procedures for financial reporting which could adversely affect the Company's ability to record, process, summarize and report financial information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act, within the time periods specified in the SEC's rules and forms, and (2) any fraud involving management or other employees who have a significant role in the Company's internal controls and procedures for financial reporting.

         o Based on the Audit Committee's review and discussions (1) with management of the audited financial statements, (2) with the independent auditor of the matters required to be discussed by SAS 61, and (3) with the independent auditor concerning the independent auditor's independence, the Audit Committee shall make a recommendation to the Board as to whether the Company's audited financial statements should be included in the Company's Annual Report on Form 10-K for the last fiscal year.

         o The Audit Committee shall prepare the Audit Committee report required by Item 306 of Regulation S-K of the Exchange Act (or any successor provision) to be included in the Company's annual proxy statement.

     D.  UNAUDITED QUARTERLY FINANCIAL STATEMENTS

         o The Audit Committee shall discuss with management and the independent auditor, such issues as may be brought to the Audit Committee's attention by the independent auditor pursuant to Statement on Auditing Standards No. 71 and in connection with such auditor's review of Management's Discussion and Analysis in the related quarterly report.

     E.  PROCEDURES FOR ADDRESSING COMPLAINTS AND CONCERNS

         o The Audit Committee shall establish procedures for (1) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and (2) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

         o The Audit Committee may review and reassess the adequacy of these procedures periodically and adopt any changes to such procedures that the Audit Committee deems necessary or appropriate.

     F.  REGULAR REPORTS TO THE BOARD

         o The Audit Committee shall regularly report to and review with the Board any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the independent auditors, the performance of the internal audit function and any other matters that the Audit Committee deems appropriate or is requested to review for the benefit of the Board.

VI.  ADDITIONAL AUTHORITY

         The Audit Committee is authorized, on behalf of the Board, to do any of the following as it deems necessary or appropriate:

     A.  ENGAGEMENT OF ADVISORS

         o The Audit Committee may engage independent counsel and such other advisors it deems necessary or advisable to carry out its responsibilities and powers, and, if such counsel or other advisors are engaged, shall determine the compensation or fees payable to such counsel or other advisors.

     B.  LEGAL AND REGULATORY COMPLIANCE

         o The Audit Committee may discuss with management and the independent auditor the legal and regulatory requirements applicable to the Company and its subsidiaries and the Company's compliance with such requirements. The Audit Committee may, if it determines it to be appropriate, make recommendations to the Board or other committees of the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations.

         o The Audit Committee may discuss with management legal matters (including pending or threatened litigation) that may have a material effect on the Company's financial statements or its compliance policies and procedures.

     C.  GENERAL

         o The Audit Committee may form and delegate authority to subcommittees consisting of one or more of its members as the Audit Committee deems appropriate to carry out its responsibilities and exercise its powers.

         o The Audit Committee may perform such other oversight functions as may be requested by the Board from time to time.

         o In performing its oversight function, the Audit Committee shall be entitled to rely upon advice and information that it receives in its discussions and communications with management, the independent auditor and such experts, advisors and professionals as may be consulted with by the Audit Committee.

         o The Audit Committee is authorized to request that any officer or employee of the Company, the Company's outside legal counsel, the Company's independent auditor or any other professional retained by the Company to render advice to the Company attend a meeting of the Audit Committee or meet with any members of or advisors to the Audit Committee.

         Notwithstanding the responsibilities and powers of the Audit Committee set forth in this Charter, the Audit Committee does not have the responsibility of planning or conducting audits of the Company's financial statements or determining whether the Company's financial statements are complete, accurate and in accordance with GAAP. Such responsibilities are the duty of management and, to the extent of the independent auditor's audit responsibilities, the independent auditor. In addition, it is not the duty of the Audit Committee to conduct investigations or to assure compliance with laws and regulations or the Company's Ethics & Conflict of Interest Policy.

                                   DETACH HERE                          ZNWF22

                                     PROXY

                            NORTHWAY FINANCIAL, INC.

                   9 MAIN STREET, BERLIN, NEW HAMPSHIRE 03570
                             PROXY FOR COMMON STOCK

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints William J. Woodward and Fletcher W. Adams, and each of them, proxies with full power of substitution to vote for and on behalf of the undersigned at the Annual Meeting of Stockholders of Northway Financial, Inc. ("Northway"), to be held at the Town & Country Motor Inn, Route 2, Shelburne, New Hampshire, on May 27, 2003 AT 2:00 P.M., And at any adjournment or postponements thereof, hereby granting full power and authority to act on behalf of the undersigned at said meeting or any adjournment or postponement thereof. The undersigned revokes any proxy previously given in connection with such meeting and acknowledges receipt of Notice of the Annual Meeting of Stockholders and Northway's 2002 Annual Report to Stockholders.

-----------                                                        -----------
SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE      SEE REVERSE
   SIDE                                                                SIDE
-----------                                                        -----------

NORTHWAY FINANCIAL, INC.
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

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

                                                            DETACH HERE                                                    ZNWF21

--   PLEASE MARK
 X   VOTES AS IN
--   THIS EXAMPLE.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO INSTRUCTIONS
ARE INDICATED, THE UNDERSIGNED'S VOTES WILL BE CAST "FOR" EACH OF SUCH MATTERS. PLEASE SIGN AND RETURN PROMPTLY IN THE ENCLOSED
ENVELOPE.

1. Proposal to elect (01) Frederick C. Anderson, (02) Charles H. Clifford,    Such other business as may properly come before the
Jr., (03) John D. Morris and (04) Brien L. Ward for a three year term to      meeting or any  adjournments or postponements
continue until the 2006 Annual Meeting of Stockholders, and until the          thereof.
successor of each is duly elected and qualified.

              FOR       --------        ---------  WITHHELD
              ALL                                  FROM ALL
            NOMINEES    --------        ---------  NOMINEES

 ---------

----------
            ---------------------------------------
            For all nominees except as noted above

                                                                                                                              -----
                                                                                MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT.

                                                                                                                              -----

                                                                                For joint accounts, each owner should sign.
                                                                                Executors, administrators, trustees, corporate
                                                                                officers and others acting in a representative
                                                                                capacity should give full title or authority.

Signature: __________________________________ Date: __________  Signature: __________________________________ Date: __________
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